UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02924

LORD ABBETT U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES MONEY MARKET FUND, INC.
(Exact name of registrant as specified in charter)

90 Hudson Street, Jersey City, NJ			07302
(Address of principal executive offices)			(Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary 90 Hudson Street, Jersey City, NJ 07302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 201-6984

Date of fiscal year end:	6/30

Date of reporting period:	6/30/2009

Item 1:               Report to Shareholders.

2009

LORD ABBETT ANNUAL REPORT

Lord Abbett

U.S. Government & Government
Sponsored Enterprises Money
Market Fund

For the fiscal year ended June 30, 2009

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund

Annual Report

For the fiscal year ended June 30, 2009

Dear Shareholders: We are pleased to provide you with this overview of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund's performance for the fiscal year ended June 30, 2009. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q. What were the overall market conditions during the fiscal year ended June 30, 2009?

A: After the volatility in the second half of 2008, when investors sought the safety of U.S. government debt and Treasury yields fell significantly, investors moved away from risk-free assets in the first half of 2009.

As a consequence, in the first half of 2009, prices on U.S. Treasury bonds fell and their yields rose. Increased demand for risk-bearing assets – such as investment-grade and high-yield corporate bonds, floating rate loans, and municipal bonds – drove prices in that sector higher and sent yields lower in the same period.

Yields on longer-term Treasuries also rose in the latter half of the 12-month period ended June 30, 2009, amid a rising federal deficit, increased bond supply, and concerns about future inflation. The higher yields on long-term Treasuries steepened the curve between two-year and 10-year yields to a record level over the past year.

In other segments, government assistance contributed significantly to price recovery. In the mortgage-backed market, purchases of securities by the Federal Reserve (the Fed) and the Treasury Department pushed prices higher and brought down yield spreads substantially. Likewise, in the asset-backed securities market, the Fed's Term Asset-Backed Securities Lending Facility (TALF) facilitated investment in the sector, helping to narrow spreads. The various monetary policy initiatives implemented in 2008 remained in place during the first half of 2009, and although the Fed said data released during the quarter suggested that the pace of the contraction was slowing, it continued to hold the fed funds rate in a range of 0–0.25%. Many short-term lending markets showed signs of improvement during the first half of the year, and the Fed said it would continue to monitor the size and composition of its balance sheet and would make adjustments to its credit and liquidity programs as warranted.

Q. How did the Fund perform during the fiscal year ended June 30, 2009?

A: The Fund (Class A shares) finished the fiscal year with net assets of $536.8 million and a seven-day current yield of 0.02%. The current yield refers to the income generated by an investment in the Fund over a seven-day period, which is then annualized. The yield quotation more closely reflects the current earnings of the Fund than the one-year total return quotation. For the fiscal year ended June 30, 2009, the Fund returned 0.59%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared with its peer group, the Lipper U.S. Government Money Market Funds Average,1 which returned 0.68% in the same period.

Q. What were the most significant factors affecting performance?

A: During the second half of 2008, investors fled to the safety of Treasury bills, causing rates on the bills to contract to 0.00% at times. In addition, repurchase agreement (repo) rates fell dramatically, as many financial institutions looked to invest in Treasuries as a safe haven during the economic turmoil. The Fed aggressively cut interest rates during this recessionary environment, which hurt the yield in the portfolio.

The first half of 2009 experienced similarly low rates on safe and short-term money market instruments. The Fund began to scale back its holdings of the Federal Home Loan Bank and increase its holdings of Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) as the Treasury, while not guaranteeing Fannie Mae and Freddie Mac debt, made its support clearer and more straightforward by acquiring their stock.

The Fund's repo allocation has declined since September, as overnight rates remained very low and investors were rewarded with higher yields for extending further out the curve. The average maturity of the Fund increased as a result, from 34 days at the end of 2008 to 43 days on June 30, 2009.

While rates on Treasury bills were near and below zero during the fourth quarter of 2008, an increase in supply of the instruments in the first half of 2009 caused upward pressure on rates and presented the Fund with a unique opportunity when the yields on T-bills exceeded those of discount notes. The Fund positioned itself accordingly to take advantage of this.

The Fund's portfolio is actively managed and, therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change.

1  The Lipper U.S. Government Money Market Funds Average aims at investments in financial instruments issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, with dollar-weighted average maturities of less than 90 days. Peer averages are based on universes of funds with similar investment objectives. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges. Source: Lipper Inc. Copyright © 2009 Reuters. All rights reserved. Any copying, republication, or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper.

Important Performance and Other Information

An investment in the Fund is not a deposit of the bank and is not insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to our Website at www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund's prospectus.

During certain periods shown, expense reimbursements were in place. Without such expense reimbursements, the Fund's returns would have been lower.

The views of the Fund's management and the portfolio holdings described in this report are as of June 30, 2009; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including possible loss of principal amount invested.

Expense Example

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and service (12b-1) fees (currently only Class B shares have an active 12b-1 Plan); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 through June 30, 2009).

Actual Expenses

For each class of the Fund, the first line of the applicable table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 1/1/09 – 6/30/09" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the applicable table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	1/1/09	6/30/09	1/1/09 – 6/30/09
Class A
Actual	$1,000.00	$1,000.10	$1.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.15	$1.66
Class B
Actual	$1,000.00	$1,000.00	$1.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.98	$1.86
Class C
Actual	$1,000.00	$1,000.10	$1.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.10	$1.71
Class I
Actual	$1,000.00	$1,000.10	$1.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.15	$1.66

†  For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.33% for Class A, 0.37% for Class B, 0.34% for Class C and 0.33% for Class I) multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period.)

Portfolio Holdings Presented by Maturity

June 30, 2009

Days	%*
1 - 30 days	38.34%
31 - 60 days	32.45%
61 - 90 days	23.92%
91 - 120 days	5.29%
Total	100.00%

*  Represents percent of total investments.

Schedule of Investments

June 30, 2009

Investments	Yield	Maturity Date	Principal Amount (000)	Value
GOVERNMENT SPONSORED ENTERPRISES SECURITIES 82.41%
Federal Home Loan Bank	0.18%	7/17/2009	$14,000	$13,998,880
Federal Home Loan Bank	0.185%	8/12/2009	30,000	29,993,525
Federal Home Loan Bank	0.19%	7/30/2009	25,000	24,996,174
Federal Home Loan Mortgage Corp.	0.17%	8/10/2009	20,000	19,996,222
Federal Home Loan Mortgage Corp.	0.18%	8/24/2009	30,000	29,991,900
Federal Home Loan Mortgage Corp.	0.19%	9/28/2009	15,000	14,992,954
Federal Home Loan Mortgage Corp.	0.20%	8/3/2009	6,000	5,998,900
Federal Home Loan Mortgage Corp.	0.20%	8/17/2009	5,500	5,498,564
Federal Home Loan Mortgage Corp.	0.20%	9/14/2009	6,270	6,267,387
Federal Home Loan Mortgage Corp.	0.204%	7/13/2009	30,000	29,997,960
Federal Home Loan Mortgage Corp.	0.205%	9/14/2009	40,000	39,982,917
Federal Home Loan Mortgage Corp.	0.21%	9/8/2009	40,000	39,983,900
Federal Home Loan Mortgage Corp.	0.22%	9/21/2009	13,000	12,993,486
Federal Home Loan Mortgage Corp.	0.24%	7/8/2009	4,000	3,999,813
Federal Home Loan Mortgage Corp.	0.25%	10/5/2009	10,000	9,993,333
Federal Home Loan Mortgage Corp.	0.40%	7/9/2009	1,850	1,849,836
Federal Home Loan Mortgage Corp.	0.47%	7/20/2009	30,000	29,992,558
Federal National Mortgage Assoc.	0.155%	7/22/2009	25,000	24,997,740
Federal National Mortgage Assoc.	0.18%	8/26/2009	38,000	37,989,593
Federal National Mortgage Assoc.	0.19%	7/15/2009	30,000	29,997,783
Federal National Mortgage Assoc.	0.19%	8/17/2009	25,000	24,993,799
Federal National Mortgage Assoc.	0.20%	9/2/2009	30,000	29,989,500
Federal National Mortgage Assoc.	0.21%	9/17/2009	13,850	13,843,698
Federal National Mortgage Assoc.	0.225%	10/5/2009	25,000	24,985,000
Federal National Mortgage Assoc.	0.24%	7/1/2009	25,000	25,000,000
Federal National Mortgage Assoc.	0.25%	7/1/2009	3,800	3,800,000
Federal National Mortgage Assoc.	0.26%	7/6/2009	6,000	5,999,783
Federal National Mortgage Assoc.	0.35%	7/2/2009	2,000	1,999,981
Total Government Sponsored Enterprises Securities				544,125,186
U.S. TREASURY OBLIGATIONS 9.08%
U.S. Treasury Bills	0.166%	8/6/2009	40,000	39,993,360
U.S. Treasury Bills	0.18%	8/13/2009	20,000	19,995,700
Total U.S. Treasury Obligations				59,989,060

See Notes to Financial Statements.

Schedule of Investments (concluded)

June 30, 2009

Investments	Principal Amount (000)	Value
Repurchase Agreements 8.60%
Repurchase Agreement dated 6/30/2009, 0.07% due 7/1/2009 with J.P. Morgan Chase & Co. collateralized by $56,520,000 of Federal Home Loan Bank at 0.65% due 9/10/2009; value: $56,612,048; proceeds: $55,481,108	$55,481	$55,481,000
Repurchase Agreement dated 6/30/2009, Zero Coupon due 7/1/2009 with State Street Bank & Trust Co. collateralized by $1,320,000 of U.S. Treasury Bill at 0.19% due 9/10/2009; value: $1,319,604; proceeds: $1,289,967	1,290	1,289,967
Total Repurchase Agreements		56,770,967
Total Investments in Securities 100.09% (cost $660,885,213*)		660,885,213
Liabilities in Excess of Other Assets (0.09%)		(601,171)
Net Assets 100.00%		$660,284,042

*  Cost for Federal income tax purposes is $660,885,213. Average maturity of investments: 43 days.

See Notes to Financial Statements.

Statement of Assets and Liabilities

June 30, 2009

ASSETS:
Investments in securities, at cost and value	$660,885,213
Receivables:
Capital shares sold	2,219,850
From advisor (See Note 3)	416,462
Interest	108
Prepaid expenses	69,589
Total assets	663,591,222
LIABILITIES:
Payables:
Capital shares reacquired	2,477,678
Management fee	248,778
Directors' fee	141,471
12b-1 distribution fees-Class B	68,585
Fund administration	22,391
Distributions payable	8,470
Accrued expenses and other liabilities	339,807
Total liabilities	3,307,180
NET ASSETS	$660,284,042
COMPOSITION OF NET ASSETS:
Paid-in capital	$660,283,783
Undistributed net investment income	259
Net Assets	$660,284,042
Net assets by class:
Class A Shares	$536,754,934
Class B Shares	$56,243,135
Class C Shares	$56,597,418
Class I Shares	$10,688,555
Outstanding shares by class:
Class A Shares (1.2 billion shares of common stock authorized, $.001 par value)	536,754,726
Class B Shares (400 million shares of common stock authorized, $.001 par value)	56,243,120
Class C Shares (300 million shares of common stock authorized, $.001 par value)	56,597,407
Class I Shares (100 million shares of common stock authorized, $.001 par value)	10,688,555
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$1.00
Class B Shares-Net asset value	$1.00
Class C Shares-Net asset value	$1.00
Class I Shares-Net asset value	$1.00

See Notes to Financial Statements.

Statement of Operations

For the Year Ended June 30, 2009

Investment income:
Interest	$6,846,802
Expenses:
Management fee	3,045,510
Shareholder servicing	1,638,072
12b-1 distribution plan-Class B	438,024
Fund administration	267,051
Registration	120,347
Reports to shareholders	73,781
Professional	71,324
Directors' fees	27,025
Custody	10,569
Other	20,988
Gross expenses	5,712,691
Expense reductions (See Note 6)	(7,714)
Expenses reimbursed by advisor (See Note 3)	(2,151,326)
Net expenses	3,553,651
Net investment income	$3,293,151

See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008
Operations:
Net investment income	$3,293,151	$14,987,714
Distributions to shareholders from:
Net investment income
Class A	(2,895,438)	(13,349,382)
Class B	(112,417)	(724,430)
Class C	(221,946)	(655,896)
Class I	(63,350)	(258,006)
Total distributions to shareholders	(3,293,151)	(14,987,714)
Capital share transactions (Net of share conversions) (See Note 9):
Proceeds from sales of shares	1,357,488,356	1,060,158,708
Reinvestment of distributions	3,647,453	15,215,292
Cost of shares reacquired	(1,203,809,259)	(1,010,695,283)
Net increase in net assets resulting from capital share transactions	157,326,550	64,678,717
Net increase in net assets	157,326,550	64,678,717
NET ASSETS:
Beginning of year	$502,957,492	$438,278,775
End of year	$660,284,042	$502,957,492
Undistributed net investment income	$259	$259

See Notes to Financial Statements.

Financial Highlights

	Class A Shares
	Year Ended 6/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income(a)	.01	.03	.05	.03	.01
Distributions to shareholders from:
Net investment income	(.01)	(.03)	(.05)	(.03)	(.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(b)	.59%	3.21%	4.68%	3.51%	1.35%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	.51%	.70%	.70%	.70%	.81%
Expenses, including expense reductions and expenses reimbursed	.51%	.70%	.70%	.70%	.81%
Expenses, excluding expense reductions and expenses reimbursed	.79%	.90%	.92%	1.01%	.94%
Net investment income	.53%	3.15%	4.58%	3.47%	1.32%
Supplemental Data:
Net assets, end of year (000)	$536,755	$425,473	$393,914	$337,018	$271,720

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class B Shares
	Year Ended 6/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income(a)	– (b)	.02	.04	.03	.01
Distributions to shareholders from:
Net investment income	– (b)	(.02)	(.04)	(.03)	(.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(c)	.26%	2.44%	3.89%	2.73%	.72%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	.80%	1.45%	1.45%	1.45%	1.41%
Expenses, including expense reductions and expenses reimbursed	.80%	1.45%	1.45%	1.45%	1.41%
Expenses, excluding expense reductions and expenses reimbursed	1.54%	1.66%	1.67%	1.76%	1.69%
Net investment income	.19%	2.24%	3.83%	2.67%	.62%
Supplemental Data:
Net assets, end of year (000)	$56,243	$39,283	$23,358	$26,534	$26,388

(a) Calculated using average shares outstanding during the year.

(b) Amount is less than $.01.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class C Shares
	Year Ended 6/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income(a)	.01	.03	.05	.03	.01
Distributions to shareholders from:
Net investment income	(.01)	(.03)	(.05)	(.03)	(.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(b)	.59%	3.21%	4.68%	3.51%	1.35%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	.50%	.70%	.70%	.70%	.83%
Expenses, including expense reductions and expenses reimbursed	.50%	.70%	.70%	.70%	.83%
Expenses, excluding expense reductions and expenses reimbursed	.79%	.91%	.92%	1.01%	.94%
Net investment income	.44%	2.92%	4.59%	3.42%	1.19%
Supplemental Data:
Net assets, end of year (000)	$56,597	$27,276	$14,207	$13,064	$13,872

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (concluded)

	Class I Shares
	Year Ended 6/30				10/20/2004(a) to
	2009	2008	2007	2006	6/30/2005
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income(b)	.01	.03	.05	.03	.01
Distributions to shareholders from:
Net investment income	(.01)	(.03)	(.05)	(.03)	(.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(c)	.59%	3.21%	4.68%	3.51%	1.18	%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	.52%	.70%	.70%	.70%	.53	%(d)
Expenses, including expense reductions and expenses reimbursed	.52%	.70%	.70%	.70%	.53	%(d)
Expenses, excluding expense reductions and expenses reimbursed	.79%	.90%	.92%	1.01%	.67	%(d)
Net investment income	.58%	3.12%	4.58%	3.50%	1.21	%(d)
Supplemental Data:
Net assets, end of period (000)	$10,689	$10,925	$6,800	$7,024	$5,057

(a) Commencement of offering of class shares.

(b) Calculated using average shares outstanding during the period.

(c) Total return assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund was incorporated under Maryland law on May 9, 1979.

The investment objective of the Fund is to seek high current income and preservation of capital through investments in high quality, short-term, liquid securities.

The Fund offers four classes of shares: Classes A, B, C and I. There are no front-end sales charges on shares of each class, although there may be a contingent deferred sales charge ("CDSC") applied to a class of shares as follows: certain redemptions of Class A shares acquired through an exchange; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–The Fund values securities utilizing the amortized cost method, which approximates market value. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Securities purchased at face value are valued at cost, which approximates market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)  Investment Income–Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)  Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable net income to its shareholders. Therefore, no income tax provision is required.

  The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns

Notes to Financial Statements (continued)

remains open for the fiscal years ended June 30, 2006 through June 30, 2009. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)  Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class B shares bear all expenses and fees related to the Class B 12b-1 Distribution Plan.

(f)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(g)  Fair Value Measurements–The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective July 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•  Level 1 – quoted prices in active markets for identical investments;

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments carried at value:

Investment Type	Level 2
Government Sponsored Enterprises Securities	$544,125,186
Repurchase Agreements	56,770,967
U.S. Treasury Obligations	59,989,060
Total	$660,885,213

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the Fund's average daily net assets at the following annual rates:

First $250 million	.50%
Next $250 million	.45%
Over $500 million	.40%

For the fiscal year ended June 30, 2009, the effective management fee paid to Lord Abbett was at an annualized rate of .46% of the Fund's average daily net assets.

For the period November 1, 2008 through October 31, 2009, Lord Abbett has contractually agreed to reimburse the Fund to the extent necessary so that each class' net annual operating expenses do not exceed the following annual rates:

Class	% of Average Daily Net Assets(1)
A	.75%
B	1.50%
C	.75%
I	.75%

(1) For the period July 1, 2008 through October 31, 2008, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that each class' net annual operating expenses did not exceed an annualized rate of 0.70% of average daily net assets for Class A, C and I shares and 1.45% of average daily net assets for Class B shares.

Effective November 1, 2008, Lord Abbett voluntarily agreed to reimburse a portion of the Fund's expenses so that net operating expenses do not exceed an annualized rate of .70% of average daily net assets for Class A, C and I shares and 1.45% of average daily net assets for Class B shares. Beginning November 5, 2008, Lord Abbett voluntarily agreed to reimburse Class B shares to the extent necessary so that Class B shares maintain a 0.00% distribution yield. In addition, effective January 9, 2009, Lord Abbett voluntarily agreed to reimburse Class A, C and I shares to the extent necessary so that Class A, C and I shares maintain a 0.02% distribution yield.

Lord Abbett may stop the voluntary reimbursement or change the level of its reimbursement at any time.

Notes to Financial Statements (continued)

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B and C shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the "Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fee	Class A(1)	Class B	Class C(1)
Service and distribution fee	.15%	.75%	1.00%

(1) The Fund has not activated its plan for Class A and Class C, and therefore, no payments are currently authorized under the distribution plan.

Class I does not have a distribution plan.

Two Directors and certain of the Fund's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS

Dividends from net investment income are declared daily and paid monthly.

The tax character of distributions paid during the fiscal years ended June 30, 2009 and 2008 was as follows:

	Year Ended 6/30/2009	Year Ended 6/30/2008
Distributions paid from:
Ordinary income	$3,293,151	$14,987,714
Total distributions paid	$3,293,151	$14,987,714

5. DIRECTORS' REMUNERATION

The Fund's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

6. EXPENSE REDUCTIONS

The Fund has entered into arrangements with the Fund's transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

Notes to Financial Statements (continued)

7. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

8. INVESTMENT RISKS

The Fund's yield may vary in response to changes in interest rates and other market factors.

The Fund generally invests a substantial portion of its assets in money market securities issued by various government-sponsored enterprises such as Federal Home Loan Mortgage Corporation, Federal Home Loan Bank and Federal National Mortgage Association. Such securities are not guaranteed by the U.S. Government, but are supported only by the credit of the particular government-sponsored enterprises involved, and the discretionary authority of the U.S. Treasury to purchase the enterprise's obligations. There is no assurance that the U.S. Government will provide financial support to enterprises that are not supported by the full faith and credit of the U.S. Government.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

These factors can affect the Fund's performance.

9. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended June 30, 2009		Year Ended June 30, 2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,201,085,260	$1,201,085,260	968,268,335	$968,268,335
Converted from Class B*	3,966,296	3,966,296	1,055,127	1,055,127
Reinvestment of distributions	3,233,673	3,233,673	13,649,324	13,649,324
Shares reacquired	(1,097,003,687)	(1,097,003,691)	(951,413,315)	(951,413,319)
Increase	111,281,542	$111,281,538	31,559,471	$31,559,467
Class B Shares
Shares sold	71,618,380	$71,618,381	42,200,180	$42,200,180
Reinvestment of distributions	119,552	119,552	685,582	685,582
Shares reacquired	(50,811,625)	(50,811,628)	(25,905,612)	(25,905,613)
Converted to Class A*	(3,966,296)	(3,966,296)	(1,055,127)	(1,055,127)
Increase	16,960,011	$16,960,009	15,925,023	$15,925,022
Class C Shares
Shares sold	75,570,849	$75,570,848	39,075,237	$39,075,237
Reinvestment of distributions	221,168	221,168	625,967	625,967
Shares reacquired	(46,470,297)	(46,470,298)	(26,632,118)	(26,632,118)
Increase	29,321,720	$29,321,718	13,069,086	$13,069,086

Notes to Financial Statements (concluded)

	Year Ended June 30, 2009		Year Ended June 30, 2008
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	9,213,867	$9,213,867	10,614,956	$10,614,956
Reinvestment of distributions	73,060	73,060	254,419	254,419
Shares reacquired	(9,523,642)	(9,523,642)	(6,744,233)	(6,744,233)
Increase (decrease)	(236,715)	$(236,715)	4,125,142	$4,125,142

* Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

10. SUBSEQUENT EVENTS

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, management has evaluated subsequent events existing in the Fund's financial statements through August 28, 2009. Management has determined that there were no material subsequent events that would require recognition or disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Lord Abbett U.S. Government & Government Sponsored Enterprises
Money Market Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (the "Fund"), including the schedule of investments, as of June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. as of June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
August 28, 2009

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are "interested persons" of the Fund as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1989 and Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner of Lord Abbett since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).	N/A

Independent Directors

The following independent or outside Directors ("Independent Directors") are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).	Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).	N/A

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000	Advisor of One Equity Partners, a private equity firm (since 2004).	Currently serves as a director and Chairman of the Board of GMAC Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1982	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Fund	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Robert I. Gerber (1954)	Executive Vice President	Elected in 1997	Partner and Chief Investment Officer; formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Robert A. Lee (1969)	Executive Vice President	Elected in 2000	Partner and Director, joined Lord Abbett in 1997.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; formerly Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003).

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Fund	Length of Service of Current Position	Principal Occupation During Past Five Years
Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006; formerly attorney at Morgan, Lewis & Bockius LLP (2005 - 2006) and Stradley Ronon Stevens & Young, LLP (2000 - 2005).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007; formerly Senior Vice President and General Counsel (1999 - 2005) and Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc. (2005 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Fund's Directors. It is available free upon request.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund's prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

For foreign shareholders, all of the ordinary income distributions paid by the Fund during the fiscal year ended June 30, 2009 represent interest-related dividends.

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This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

LAMM-2-0609

(08/09)

Item 2:               Code of Ethics.

(a)       In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”).  The Code of Ethics was in effect during the fiscal year ended June 30, 2009 (the “Period”).

(b)       Not applicable.

(c)       The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)       The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)       Not applicable.

(f)        See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:               Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun Jr., Franklin W. Hobbs, and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:               Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended  June 30, 2009 and 2008 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2009	2008
Audit Fees {a}	$32,500	$31,500
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	32,500	31,500

Tax Fees {b}	5,740	5,566
All Other Fees	- 0 -	- 0 -

Total Fees	$38,240	$37,066

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended June 30, 2009 and 2008 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures.  Such policies and procedures generally provide that the Audit Committee must pre-approve:

•      any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•      any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended June 30, 2009 and 2008 were:

	Fiscal year ended:
	2009	2008
All Other Fees {a}	$197,324	$147,700

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended June 30, 2009 and 2008 were:

	Fiscal year ended:
	2009		2008
All Other Fees	$	- 0 -	$	- 0-

(h)  The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:               Audit Committee of Listed Registrants.

Not applicable.

Item 6:               Investments.

Not applicable.

Item 7:               Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:               Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:               Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:             Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:             Controls and Procedures.

(a)       Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)       There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:             Exhibits.

(a)(1)       Amendments to Code of Ethics — Not applicable.

(a)(2)       Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(3)       Not applicable.

(b)           Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES MONEY MARKET FUND, INC.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman
Date: August 25, 2009

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: August 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: August 25, 2009

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: August 25, 2009